UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant To Section 13 Or 15(d) of
                       the Securities Exchange Act of 1934

                         Date of Report - June 30, 2003
                        (Date of Earliest Event Reported)

                                   WICKES INC.
         ---------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                           Commission File No. 1-14967



         Delaware                                                   36-35544758
---------------------------                                  -------------------
(State of Incorporation)                                        (I.R.S. Employer
                                                             Identification No.)


706 North Deerpath Drive, Vernon Hills, Illinois                    60061
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(Address of principal executive offices)                          (Zip Code)


                                 (847) 367-3400
                              --------------------
              (Registrant's telephone number, including area code)

Item 5.  Other Events:
---------------------


     In a correspondence dated June 6, 2003, Mr. Frederick H. Schultz submitted his desire to resign from his positions on the Company's board of directors. The resignation was due to health reasons and became effective June 30, 2003.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date:    July 15, 2003

                                                     WICKES INC.



                                                     By:/s/ James A. Hopwood
                                                     ______________________
                                                     James A. Hopwood,
                                                     Senior Vice President
                                                     and Chief Financial Officer